Exhibit 99.2

INDENTURE SUPPLEMENT NO. 2

Indenture Supplement No. 2 (“Indenture Supplement”), dated as of April 28, 2005, to the Indenture, dated as of December 7, 2001, as supplemented (the “Indenture”), by and among (i) Young Broadcasting Inc. (the “Company”), as issuer of the 8½ % Senior Subordinated Notes due 2008 (the “Notes”), (ii) Young Broadcasting of Albany, Inc., Young Broadcasting of Lansing, Inc., Winnebago Television Corporation, Young Broadcasting of Nashville, Inc., Broadcasting of Nashville, LLC, YBT, Inc., WKRN, G.P., Young Broadcasting of Louisiana, Inc., LAT, Inc., KLFY, L.P., Young Broadcasting of Richmond, Inc., Young Broadcasting of Green Bay, Inc., Young Broadcasting of Knoxville, Inc., Young Broadcasting of San Francisco, Inc., WATE, G.P., YBK, Inc., Young Broadcasting of Davenport, Inc., Young Broadcasting of Sioux Falls, Inc., Young Broadcasting of Rapid City, Inc., Young Broadcasting of Los Angeles, Inc., Fidelity Television, Inc., Honey Bucket Films, Inc. and Adam Young Inc., as guarantors of the Company’s obligations under the Indenture and the Notes (each a “Subsidiary Guarantor”), and (iii) Wachovia Bank, National Association (f/k/a First Union National Bank), as trustee  (the “Trustee”).  Pursuant to Section 9.6 of the Indenture, and in reliance on the Officers Certificate and Opinion of Counsel referred to therein and delivered to the Trustee in connection with the execution of this Indenture Supplement, the Trustee is authorized to join with the Company and the Subsidiary Guarantors in the execution and delivery of this Indenture Supplement.  Capitalized terms used herein not otherwise defined shall have the meanings given them in the Indenture and Notes.

W I T N E S S E T H:

WHEREAS, Section 9.2 of the Indenture provides that, pursuant to certain conditions stated therein, the Company and the Trustee may amend or supplement the Indenture with the written consent of the Holders of at least a majority in aggregate principal amount of the outstanding Notes (the “Required Holders”); and

WHEREAS, the Company desires to execute and deliver an amendment to the Indenture for the purposes of eliminating and amending certain of the principal restrictive covenants and certain other provisions contained in the Indenture and the Notes;

WHEREAS, the Company has caused to be delivered to the Holders of the Notes an Offer to Purchase and Consent Solicitation Statement, dated April 11, 2005 (as the same may be amended from time to time, the “Statement”) and the related Letter of Transmittal and Consent, pursuant to which the Company has (i) offered to purchase for cash any and all of the outstanding Notes (such offer on the terms set forth in the Statement and such Letter of Transmittal and Consent, the “Offer”) and (ii) solicited consents to the adoption of amendments to the Indenture, as set forth in Section 1 hereof (the “Amendments”), and

WHEREAS, the Company has received the written consents of the Requisite Holders to the Amendments;

WHEREAS, the execution and delivery of this Indenture Supplement has been duly authorized and all conditions and requirements necessary to make this Indenture Supplement a valid and binding agreement have been duly performed and complied with; and

WHEREAS, pursuant to Article IX of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Subsidiary Guarantors and the Trustee agree as follows:

SECTION 1.         AMENDMENTS. The Indenture is hereby amended, effective at the Operative Time (as defined in Section 2(b) of this Indenture Supplement), as follows:

(a)           Section 4.4 of the Indenture (“Stay Extension and Usury Laws”) is hereby deleted in its entirety and replaced with the following: “[intentionally omitted]”.

(b)           Section 4.5 of the Indenture (“Limitation on Restricted Payments”) is hereby deleted in its entirety and replaced with the following: “[intentionally omitted]”.

(c)           Section 4.7 of the Indenture (“Limitation on Incurrence of Indebtedness and Issuance of Qualified Sock”) is hereby deleted in its entirety and replaced with the following: “[intentionally omitted]”.

(d)           Section 4.8 of the Indenture (“Limitation on Transactions with Affiliates”) is hereby deleted in its entirety and replaced with the following: “[intentionally omitted]”.

(e)           Section 4.9 of the Indenture (“Limitation on Liens”) is hereby deleted in its entirety and replaced with the following: “[intentionally omitted]”.

(f)            Section 4.10 of the Indenture (“Taxes”) is hereby deleted in its entirety and replaced with the following: “[intentionally omitted]”.

(g)           Section 4.11 of the Indenture (“Limitation on Dividends and Other Payment Restrictions Affecting Restricted Subsidiaries”) is hereby deleted in its entirety and replaced with the following: “[intentionally omitted]”.

(h)           Section 4.13 of the Indenture (“Change of Control”) is hereby deleted in its entirety and replaced with the following: “[intentionally omitted]”.

(i)            Section 4.14 of the Indenture (“Limitation on Asset Sales”) is hereby deleted in its entirety and replaced with the following: “[intentionally omitted]”.

(j)            Section 4.15 of the Indenture (“Limitation on Guarantees of Company Indebtedness by Restricted Subsidiaries”) is hereby deleted in its entirety and replaced with the following: “[intentionally omitted]”.

(k)           Section 4.16 of the Indenture (“Limitation on Subsidiary Capital Stock”) is hereby deleted in its entirety and replaced with the following: “[intentionally omitted]”.

(l)            Section 4.17 of the Indenture (“Future Subsidiary Guarantors”) is hereby deleted in its entirety and replaced with the following: “[intentionally omitted]”.

(m)          Section 4.18 of the Indenture (“Limitation on Certain Transfers of Assets”) is hereby deleted in its entirety and replaced with the following: “[intentionally omitted]”.

(n)           Section 5.1 of the Indenture (“Merger, Consolidation and Sale of Assets”) is hereby deleted in its entirety and replaced with the following: “[intentionally omitted]”.

(o)           Section 5.2 of the Indenture (“Surviving Person Substituted”) is hereby deleted in its entirety and replaced with the following: “[intentionally omitted]”.

(p)           Section 11.1 of the Indenture (“Initial Guarantees”) is hereby deleted in its entirety and replaced with the following: “[intentionally omitted]”.

(q)           Section 11.2 of the Indenture (“Trustee to Include Paying Agents”) is hereby deleted in its entirety and replaced with the following: “[intentionally omitted]”.

(r)            Section 11.3 of the Indenture (“Limits on Initial Guarantees”) is hereby deleted in its entirety and replaced with the following: “[intentionally omitted]”.

(s)           Section 11.4 of the Indenture (“Execution of Initial Guarantees”) is hereby deleted in its entirety and replaced with the following: “[intentionally omitted]”.

(t)            Section 11.5 of the Indenture (“Release of Initial Guarantors”) is hereby deleted in its entirety and replaced with the following: “[intentionally omitted]”.

(u)           Section 4.3 of the Indenture  (“Compliance Certificate”) is hereby amended and restated to read in its entirety as follows:

“The Company shall deliver to the Trustee, within 135 days after the end of each fiscal year of the Company, an Officers’ Certificate, one of the signers of which shall be the principal executive, principal financial or principal accounting officer of the Company stating that (i) a review of the activities of the Company and its Subsidiaries during the preceding fiscal year has been made to determine whether the Company has kept, observed, performed and fulfilled all of its obligations under this Indenture and the Notes, (ii) such review was supervised by the Officers of the Company signing such certificate, and (iii) that to the best knowledge of each Officer signing such certificate, (a) the Company has kept, observed, performed and fulfilled each and every covenant contained in this Indenture and is not in default in the performance or observance of any of the terms, provisions and conditions of this Indenture (or, if a Default or Event of Default occurred, describing all such Defaults or Events of Default of which each such Officer may have knowledge and what action the Company has taken or proposes to take with respect thereto), and (b) no event has occurred and remains in existence by reason of which payments on account of the principal of, or premium, if any, or interest on, the Notes are prohibited or if such event has occurred, a description of the event and what action the Company is taking or proposes to take with respect thereto.

The Company will, so long as any of the Notes are outstanding, deliver to the Trustee, promptly after any Officer of the Company becomes aware of any Default or Event of Default, an Officers’ Certificate specifying such Default, Event of Default or default or event of default and what action the Company is taking or proposes to take with respect thereto.

(v)           Section 6.1 of the Indenture (“Events of Default”) is hereby amended and restated to read in its entirety as follows:

(a) Each of the following constitutes an “Event of Default”:

i.      A default for 30 days in the payment when due of interest on any Note;

ii.     A default in the payment when due of principal on any Note, whether upon maturity, acceleration, optional or mandatory redemption, required purchase or otherwise;

iii.    [intentionally omitted];

iv.    [intentionally omitted];

v.     [intentionally omitted];

vi.    [intentionally omitted];

vii.   [intentionally omitted];

viii.          There shall have been the entry by a court of competent jurisdiction of (a) a decree or order for relief in respect of the Company, any Subsidiary Guarantor or any other Restricted Subsidiary in an involuntary case or proceeding under any applicable Bankruptcy Law or (b) a decree or order adjudging the Company, any Subsidiary Guarantor or any other Restricted Subsidiary bankrupt or insolvent, or seeking reorganization, arrangement, adjustment or composition of or in respect of the Company, any Subsidiary Guarantor or any other Restricted Subsidiary under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company, any Subsidiary Guarantor or any other Restricted

Subsidiary or of any substantial part of their respective properties, or ordering the winding up or liquidation of their affairs, and any such decree or order for relief shall continue to be in effect, or any such other decree or order shall be unstayed and in effect, for a period of 60 days;

ix.    (a) the Company, any Subsidiary Guarantor or any other Restricted Subsidiary commences a voluntary case or proceeding under any applicable Bankruptcy Law or any other case or proceeding to be adjudicated bankrupt or insolvent, (b) the Company, any Subsidiary Guarantor or any other restricted Subsidiary consents to the entry of a decree or order for relief in respect of the Company, such Subsidiary Guarantor or such Restricted Subsidiary in an involuntary case or proceeding under any applicable Bankruptcy Law or to the commencement of any bankruptcy or insolvency case or proceeding against it, (c) the Company, any Subsidiary Guarantor or any other Restricted Subsidiary files a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, (d) the Company, any Subsidiary Guarantor or any other Restricted Subsidiary (x) consents to the filing of such petition or the appointment of or taking possession by, a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company, such Subsidiary Guarantor or such Restricted Subsidiary or of any substantial part of their respective property, (y) makes an assignment for the benefit of creditors or (z) admits in writing its inability to pay its debts generally as they become due or (e) the Company, any Subsidiary Guarantor or any other Restricted Subsidiary takes any corporate action in furtherance of any such actions in this paragraph (ix); or

x.     [intentionally omitted].

(b) Any notice of default delivered to the Company by the Trustee or by Holders of Notes with a copy to the Trustee must specify the Default, demand that it be remedied and state that the notice is a “Notice of Default.”

(w)          Section 8.2 of the Indenture (Conditions to Defeasance) is hereby amended and restated to read in its entirety as follows:

The Company may exercise its Legal Defeasance Option or its Covenant Defeasance Option only if: (i) the Company irrevocably deposits in trust with the Trustee or a Paying Agent money and/or U.S. Government Obligations in an amount that, in the opinion of a nationally recognized firm or independent accountants, is sufficient (without reinvestment thereof) for payment in full of all principal of, and premium, if any, and interest on, the Notes when due; (ii) 91 days have passed since the Company’s irrevocable deposit pursuant to Section

8.02(i) (and no Default or Event of Default specified in Section 6.01(a)(viii) or (ix) shall have occurred at any time during such 91-day period); (iii) no other Default or Event of Default shall have occurred and be continuing on the date of such deposit and after giving effect to it; (iv) such deposit does not constitute a default under any other agreement binding on the Company; (v) the Company delivers to the Trustee an Opinion of Counsel to the effect that the trust resulting from the deposit does not constitute, or is qualified as, a regulated investment company under the Investment Company Act of 1940, as amended; (vi) [intentionally omitted]; (vii) [intentionally omitted]; and (viii) the Company delivers to the Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that all conditions precedent to the defeasance and discharge of the Notes contemplated by this Article VIII have been satisfied.

(x)            All terms defined in Sections 1.1 and 1.2 of the Indenture and contained in the Articles, Sections and Clauses of the Indenture and the Notes deleted pursuant to Sections 1(a) through 1(w), inclusive, of this Indenture Supplement, but not otherwise used elsewhere in the Indenture or the Notes, are hereby deleted in their entirety.

(y)           All references in the Indenture and the Notes to the Articles, Sections and Clauses of the Indenture and the Notes deleted pursuant to this Section 1 of this Indenture Supplement are hereby deleted in their entirety.

SECTION 2.         EFFECTIVENESS; OPERATIVE TIME.

(a)                This Indenture Supplement shall be come effective when fully executed.

(b)                Notwithstanding the effectiveness of this Indenture Supplement, the Amendments shall not amend the Indenture and become operative unless and until the Company accepts for purchase all of the outstanding Notes validly tendered for purchase pursuant to the Offer and a majority in principal amount of the outstanding Notes tendered as of the date hereof have not been withdrawn (the date and the time of such acceptance being referred to herein as the “Operative Time”). At the Operative Time, the Amendments shall be deemed fully operative without any further notice or action on the part of any party hereto, any Holder of Notes or any other Person. In the event that the Holders of a majority of the outstanding Notes have withdrawn their written consents to this Indenture Supplement as provided in the Offer or the Offer is terminated or withdrawn, or any condition of the Offer and the consent solicitation is not satisfied or waived by the Company, this Indenture Supplement shall be null and void.

SECTION 3.         EFFECT OF AMENDMENTS.

Except as expressly set forth herein, this Indenture Supplement shall not constitute a waiver or amendment of any term or condition of the Indenture or the Notes and all such terms and conditions shall remain in full force and effect and are hereby ratified and confirmed in all respects.  As used herein, the terms “Indenture,” “herein,” “hereunder,” and words of similar import, shall, unless the context otherwise requires, refer to the Indenture, as supplemented hereby.

SECTION 4.         GOVERNING LAW.

This Indenture Supplement shall be governed by the laws of the State of New York without regard to the conflict of laws provisions thereof.

SECTION 5.         EXECUTION IN COUNTERPARTS.

This Indenture Supplement may be executed in any number of counterparts, each of which when so executed being deemed an original and all of which taken together constituting one and the same agreement..

SECTION 6.         TRUSTEE.

The Trustee makes no representations as to the validity or sufficiency of this Indenture Supplement.  The recitals and statements herein are deemed to be those of the Company and the Subsidiary Guarantors and not of the Trustee.

IN WITNESS WHEREOF, the parties hereto have caused this Indenture Supplement to be executed by their respective authorized officers as of the date first above written.

THE COMPANY:

YOUNG BROADCASTING INC.

	By:	/s/ Vincent J. Young
Vincent J. Young
Chairman

Attest:

/s/ James A. Morgan
James A. Morgan
Executive Vice President
and Chief Financial Officer

THE SUBSIDIARY GUARANTORS:

YOUNG BROADCASTING OF ALBANY, INC.
YOUNG BROADCASTING OF LANSING, INC.
WINNEBAGO TELEVISION CORPORATION
YOUNG BROADCASTING OF NASHVILLE, INC.
YOUNG BROADCASTING OF NASHVILLE, LLC
YBT, INC.
WKRN, G.P.
By: Young Broadcasting of Nashville,
Inc., General Partner
YOUNG BROADCASTING OF LOUISIANA, INC.
LAT, INC.
KLFY, L.P.
By: Young Broadcasting of Louisiana,
Inc., General Partner
YOUNG BROADCASTING OF RICHMOND, INC.
YOUNG BROADCASTING OF GREEN BAY, INC.
YOUNG BROADCASTING OF KNOXVILLE, INC.
YOUNG BROADCASTING OF SAN FRANCISCO, INC.
WATE, G.P.
By: Young Broadcasting of Knoxville,
Inc., General Partner
YBK, INC.
YOUNG BROADCASTING OF DAVENPORT, INC.
YOUNG BROADCASTING OF SIOUX FALLS, INC.
YOUNG BROADCASTING OF RAPID CITY, INC.
YOUNG BROADCASTING OF LOS ANGELES, INC.
FIDELITY TELEVISION, INC.
HONEY BUCKET FILMS, INC.
ADAM YOUNG INC.

	By:	/s/ Vincent J. Young
Vincent J. Young
Chairman

Attest:

/s/ James A. Morgan
James A. Morgan
Executive Vice President
and Chief Financial Officer

THE TRUSTEE:

WACHOVIA BANK, NATIONAL ASSOCIATION,
as Trustee

By:	/s/ David Massa
	Name:	David Massa
	Title:	Vice President